UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2015

WELLNESS CENTER USA, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

1014 E Algonquin Rd, Ste. 111, Schaumburg, IL, 60173
(Address of Principal Executive Offices)

(847) 925-1885
(Issuer Telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.02 Termination of a Material Definitive Agreement.

On March 19, 2015, the Company issued a press release stating that the Company entered into a Note Termination Agreement terminating the $350,000 Promissory Note dated April 16, 2014 (the “Note”) with JMJ Financial (the “Lender”). The Note provided a loan arrangement pursuant to which the Company could borrow up to $350,000 in principal amount. It also provided the Lender certain rights to convert amounts payable under the Note into shares of common stock of the Company pursuant to a conversion formula referenced to the closing price of Company shares over a 25-day trading period.  Pursuant to the Note, the Lender paid the Company $150,000 on April 16, 2014 and an additional $50,000 on June 24, 2014.  As of the date of the Termination Agreement, the outstanding balance on the Note was $127,400.77. The Note did not permit the Company to repay the Note in cash any time after the 90th day from the Effective Date of each loan advance and prior to the Maturity Date, other than through conversions of the Company’s shares at the sole option of the Lender. Pursuant to the Note Termination Agreement executed on March 18, 2015, the Lender has agreed to permit full repayment of the Note in the sum of $200,000 payable in two installments of $100,000 each on March 20, 2015, and on April 24, 2015, respectively. In exchange for the agreed upon premium to be paid by the Company, the Lender no longer has the right to convert any portion of the remaining loan balance into WCUI shares, unless the Company defaults on its repayment terms. As of March 19, 2015 the company completed the first payment to Lender in the amount of $100,000 and accordingly the balance under the Note Termination Agreement stands at $100,000 and is payable on or before April 24, 2015.

The Note was described in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 and a copy is attached to this Report as Exhibit 10.6.  A copy of the Note Termination Agreement is attached to this Report as Exhibit 10.7. The Note and the Note Termination Agreement are the legal documents that govern the terms of the transactions described therein, and the other actions contemplated thereby, and the discussion  set forth herein and in the attached press release is qualified in its entirety by reference to said Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of business acquired. None.

(b)

Pro forma financial information.   None.

(c)

Shell Company Transaction. Not applicable.

(c)

Exhibits.

10.6

Promissory Note dated April 16, 2014

10.7

Note Termination Agreement dated March 18, 2015

99.1

Press Release of Wellness Center USA, Inc. dated March 19, 2015.

* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any omitted exhibits and schedules upon request by the SEC.

EXHIBIT INDEX

Exhibit No.	Description
10.6	Promissory Note dated April 16, 2014
10.7	Note Termination Agreement dated March 18, 2015
99.1	Press Release of Wellness Center USA, Inc. dated March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: March 19, 2015	By:	/s/ Andrew J. Kandalepas
Andrew J. Kandalepas
Chairman, Chief Executive Officer, Principal Accounting Officer, and Chief Financial Officer